Exhibit 99.1

Press Release

Applied Micro Circuits Corporation Reports Second Quarter Fiscal 2016 Financial Results
Company Delivers Solid Sequential Revenue Growth and Improved Non-GAAP Earnings

SANTA CLARA, Calif., November 2, 2015 (GLOBE NEWSWIRE) - Applied Micro Circuits Corporation (Nasdaq: AMCC) (“AppliedMicro”) today reported its financial results for the fiscal 2016 second quarter ended September 30, 2015.

Fiscal Q2 2016 Financial Information

•	Consolidated net revenue of $39.7 million, representing the third sequential quarter of revenue growth

•	GAAP net loss of $8.1 million or $0.10 per share

•	Non-GAAP net loss narrows to $2.4 million or $0.03 per share, representing the third consecutive quarter of improvement

•	Total cash, cash equivalents and short-term investments of approximately $75.5 million as of September 30, 2015

Commenting on AppliedMicro’s fiscal 2016 second quarter operations, Dr. Paramesh Gopi, President and Chief Executive Officer, said, “We continue to make consistent progress in growing our pipeline of customer engagements on both our computing and connectivity businesses. We are particularly excited by the end customer adoption of our ARM products, as well as the rapidly growing design win funnel for our new X-Weave PAM 4 products. Finally, we are very pleased with our execution and consistently improving financial results.”

AppliedMicro provides non-GAAP results as additional information relating to its financial condition and business trends. This information should be considered in conjunction with corresponding GAAP measures. A reconciliation between GAAP and non-GAAP financial results is provided in the financial tables section of this press release.

Conference Call and Webcast

Management will host a conference call and simultaneous webcast to discuss second quarter fiscal 2016 results and business and financial outlook today, November 2, 2015, at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time.

DIAL-IN:	(855) 777-0852
(631) 485-4854
PASSCODE:	53991592
WEBCAST:	Investor Relations section of the Company’s website at www.apm.com

A replay of the call will be available starting at 9:00 PM Eastern Time and can be accessed by dialing 855-859-2056 or 404-537-3406 and using the access code 53991592. The replay will be available through November 9, 2015.

About AppliedMicro

Applied Micro Circuits Corporation is a global leader in computing and connectivity solutions for next-generation cloud infrastructure and data centers. AppliedMicro delivers silicon solutions that dramatically lower total cost of ownership. Corporate headquarters are located in Santa Clara, California. www.apm.com.

(C) Copyright 2015, Applied Micro Circuits Corporation. AppliedMicro, X-Gene, X-Weave, HeliX, Server on a Chip, Cloud Processor and Cloud Server are trademarks or registered trademarks of Applied Micro Circuits Corporation. All other product or service names are the property of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements that reflect the Company's current views and expectations with respect to future events and financial performance, including statements regarding the Company's strategic focus; new product development, commercialization and customer acceptance; the development of the X-Gene and ARM ecosystems; the anticipated performance of the Company’s base business; and future revenues, expenses and liquidity. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company's products, successful and timely development of products, an evolving competitive landscape, rapid technological change, increased supplier lead times and other supply chain constraints, the businesses and budgeting decisions of the Company's major customers, which may cause delays, reductions, rescheduling or cancellation of customer orders, successful management and retention of key personnel and service providers, market acceptance of new products and technologies, legal and regulatory developments, and general economic conditions, and do not take into account any restructuring or related activities that the Company may undertake. More information about potential factors that could affect the Company's business and financial results is included in the "Risk Factors" set forth in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, and its other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

CONTACT:

Investor Relations Contact:
Suzanne Schmidt
Phone: (415) 217-4962
E-Mail: suzanne@blueshirtgroup.com

Media Contact:
Mike Major
Phone: (408) 542-8831
E-mail: mmajor@apm.com

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2015	March 31, 2015
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$75,500	$75,358
Accounts receivable, net	12,624	12,407
Inventories	20,382	23,514
Other current assets	15,545	16,840
Total current assets	124,051	128,119
Property and equipment, net	14,415	16,749
Goodwill	11,425	11,425
Other assets	1,449	2,570
Total assets	$151,340	$158,863
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$12,128	$13,896
Other current liabilities	15,908	17,571
Total current liabilities	28,036	31,467
Non-current liabilities	4,356	4,291
Stockholders' equity	118,948	123,105
Total liabilities and stockholders' equity	$151,340	$158,863

APPLIED MICRO CIRCUITS CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Net revenues	$39,743	$37,813	$40,945	$77,556	$91,217
Cost of revenues	17,758	16,806	17,716	34,564	37,973
Gross profit	21,985	21,007	23,229	42,992	53,244
Operating expenses:
Research and development	22,411	21,617	24,711	44,028	57,916
Selling, general and administrative	8,373	8,764	7,919	17,137	16,977
Amortization of purchased intangible assets	—	—	42	—	104
Restructuring	15	96	(110)	111	1,101
Total operating expenses	30,799	30,477	32,562	61,276	76,098
Operating loss	(8,814)	(9,470)	(9,333)	(18,284)	(22,854)
Interest and other income (expense), net	265	1,644	(2,112)	1,909	(1,797)
Loss before income taxes	(8,549)	(7,826)	(11,445)	(16,375)	(24,651)
Income tax (benefit) expense	(488)	(422)	272	(910)	131
Net loss	$(8,061)	$(7,404)	$(11,717)	$(15,465)	$(24,782)
Basic and diluted net loss per share:	$(0.10)	$(0.09)	$(0.15)	$(0.19)	$(0.32)
Shares used in calculating basic and diluted net loss per share	82,176	81,179	78,487	81,680	78,202

APPLIED MICRO CIRCUITS CORPORATION
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
GAAP net loss	$(8,061)	$(7,404)	$(11,717)	$(15,465)	$(24,782)
Adjustments:
Stock-based compensation expense	5,934	6,092	4,230	12,026	9,446
Amortization of purchased intangible assets	—	—	42	—	104
Veloce acquisition consideration	—	—	—	—	7,140
Restructuring	15	96	(110)	111	1,101
Impairment of a strategic investment	—	—	2,500	—	2,500
Reversals of impairment charges upon sales of marketable securities	(267)	(1,427)	(11)	(1,694)	(29)
Income tax effect on non-GAAP adjustments	(25)	(622)	22	(647)	(369)
Total GAAP to Non-GAAP adjustments	5,657	4,139	6,673	9,796	19,893
Non-GAAP net loss	$(2,404)	$(3,265)	$(5,044)	$(5,669)	$(4,889)
Diluted non-GAAP net loss per share	$(0.03)	$(0.04)	$(0.06)	$(0.07)	$(0.06)
Shares used in calculating diluted non-GAAP net loss per share	82,176	81,179	78,487	81,680	78,202
Diluted net loss per share:
GAAP diluted net loss per share	$(0.10)	$(0.09)	$(0.15)	$(0.19)	$(0.32)
GAAP to non-GAAP adjustments	0.07	0.05	0.09	0.12	0.26
Non-GAAP diluted net loss per share	$(0.03)	$(0.04)	$(0.06)	$(0.07)	$(0.06)
Reconciliation of shares used in calculating non-GAAP net loss per share:
Shares used in calculating the basic net loss per share	82,176	81,179	78,487	81,680	78,202
Adjustment for dilutive securities	—	—	—	—	—
Shares used in calculating diluted non-GAAP net loss per share	82,176	81,179	78,487	81,680	78,202

APPLIED MICRO CIRCUITS CORPORATION
SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS
(in thousands)
(unaudited)

The following schedule reconciles selected line items on the condensed consolidated statements of operations from the GAAP basis to the non-GAAP basis:
	Three Months Ended			Six Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
GROSS PROFIT:
GAAP gross profit	$21,985	$21,007	$23,229	$42,992	$53,244
Stock-based compensation expense	116	93	102	209	149
Non-GAAP gross profit	$22,101	$21,100	$23,331	$43,201	$53,393
OPERATING EXPENSES:
GAAP operating expenses	$30,799	$30,477	$32,562	$61,276	$76,098
Stock-based compensation expense	(5,818)	(5,999)	(4,128)	(11,817)	(9,297)
Amortization of purchased intangible assets	—	—	(42)	—	(104)
Veloce acquisition consideration	—	—	—	—	(7,140)
Restructuring	(15)	(96)	110	(111)	(1,101)
Non-GAAP operating expenses	$24,966	$24,382	$28,502	$49,348	$58,456
INTEREST AND OTHER (EXPENSE) INCOME, NET
GAAP interest and other income (expense), net	$265	$1,644	$(2,112)	$1,909	$(1,797)
Impairment of a strategic investment	—	—	2,500	—	2,500
Reversals of impairment charges upon sales of marketable securities	(267)	(1,427)	(11)	(1,694)	(29)
Non-GAAP interest and other (expense) income, net	$(2)	$217	$377	$215	$674
INCOME TAX (BENEFIT) EXPENSE:
GAAP income tax (benefit) expense	$(488)	$(422)	$272	$(910)	$131
Income tax adjustment	25	622	(22)	647	369
Non-GAAP income tax (benefit) expense	$(463)	$200	$250	$(263)	$500
RESEARCH AND DEVELOPMENT :
GAAP research and development	$22,411	$21,617	$24,711	$44,028	$57,916
Stock-based compensation expense	(3,955)	(4,060)	(2,776)	(8,015)	(6,047)
Veloce acquisition consideration	—	—	—	—	(7,140)
Non-GAAP research and development	$18,456	$17,557	$21,935	$36,013	$44,729
SELLING, GENERAL AND ADMINISTRATIVE :
GAAP selling, general and administrative	$8,373	$8,764	$7,919	$17,137	$16,977
Stock-based compensation expense	(1,863)	(1,939)	(1,352)	(3,802)	(3,250)
Non-GAAP selling, general and administrative	$6,510	$6,825	$6,567	$13,335	$13,727

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended			Six Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Operating activities:
Net loss	$(8,061)	$(7,404)	$(11,717)	$(15,465)	$(24,782)
Adjustments to reconcile net loss to net cash (used for) provided by operating activities:
Depreciation	1,833	1,838	2,202	3,671	4,376
Amortization of purchased intangible assets	—	—	42	—	104
Stock-based compensation expense	5,934	6,092	4,230	12,026	9,446
Veloce acquisition consideration	—	—	—	—	7,140
Tax effect on other comprehensive loss	—	—	110	—	(84)
Impairment of a strategic investment	—	—	2,500	—	2,500
(Gain) loss on short-term investments and other, net	(132)	(1,455)	6	(1,587)	22
Changes in operating assets and liabilities:
Accounts receivable	(1,099)	882	5,051	(217)	7,297
Inventories	(574)	3,723	3,079	3,149	1,334
Other assets	(355)	2,464	(1,342)	2,109	600
Accounts payable	1,095	(3,453)	(5,615)	(2,358)	(12,094)
Accrued payroll and other accrued liabilities	(50)	220	(4,252)	170	(2,589)
Veloce accrued liability	(25)	(65)	(1,116)	(90)	(7,499)
Deferred revenue	(30)	7	(668)	(23)	(166)
Net cash (used for) provided by operating activities	(1,464)	2,849	(7,490)	1,385	(14,395)
Investing activities:
Proceeds from sales and maturities of short-term investments	40,403	7,444	1,238	47,847	1,920
Purchases of short-term investments	(62,573)	(1,129)	(749)	(63,702)	(2,069)
Proceeds from sale of property and equipment	6	25	1	31	1
Purchases of property and equipment and other assets	(492)	(315)	(2,756)	(807)	(7,020)
Proceeds from sale of TPack	—	—	—	—	3,353
Net cash (used for) provided by investing activities	(22,656)	6,025	(2,266)	(16,631)	(3,815)
Financing activities:
Proceeds from issuances of common stock	1,112	133	1,757	1,245	1,863
Funding of restricted stock units withheld for taxes	(207)	(1,212)	(322)	(1,419)	(1,246)
Net cash provided by (used for)financing activities	905	(1,079)	1,435	(174)	617
Net (decrease) increase in cash and cash equivalents	(23,215)	7,795	(8,321)	(15,420)	(17,593)
Cash and cash equivalents at the beginning of the period	44,290	36,495	62,267	36,495	71,539
Cash and cash equivalents at the end of the period	$21,075	$44,290	$53,946	$21,075	$53,946